UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017—April 30, 2018

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2018
Vanguard Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	4
Results of Proxy Voting.	10
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2018, Vanguard Explorer Fund returned 8.79% for
Investor Shares and 8.85% for Admiral Shares. It exceeded the return of its benchmark, the Russell 2500 Growth Index, and the average return of its small-capitalization growth fund peers.

• During the period, small-caps slightly trailed their large-cap counterparts. Growth stocks surpassed their value counterparts.

• Consumer discretionary, information technology, and industrial holdings did well.
Financials, consumer staples, and utilities contributed least to relative performance.

• Each of the Explorer Fund’s five independent advisors employs a growth-oriented strategy and manages its piece of the portfolio with a long-term focus.

Total Returns: Six Months Ended April 30, 2018
Total
Returns
Vanguard Explorer Fund
Investor Shares	8.79%
Admiral™ Shares	8.85
Russell 2500 Growth Index	5.37
Small-Cap Growth Funds Average	6.70
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.44%	0.32%	1.31%

The fund expense ratios shown are from the prospectus dated February 23, 2018, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2018, the fund’s annualized expense ratios were 0.43% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Small-Cap Growth Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

Advisors’ Report

For the six months ended April 30, 2018, Vanguard Explorer Fund returned 8.79% for Investor Shares and 8.85% for Admiral Shares. It exceeded the return of its benchmark, the Russell 2500 Growth Index, and the average return of its small-capitalization growth fund peers.

Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 8.

The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 17, 2018.

Wellington Management Company llp

Portfolio Managers:

Kenneth L. Abrams, Senior Managing Director and Equity Portfolio Manager Daniel J. Fitzpatrick, CFA, Senior Managing Director and Equity Portfolio Manager

Our bottom-up security selection was the primary contributor to relative performance. Selection added most in the health care and consumer discretionary sectors.

Top individual contributors included Delek (energy), Haemonetics (health care), Insulet (health care), Smurfit Kappa (materials), and Globus Medical (health care). Delek, a large energy conglomerate, delivered strong fourth-quarter results, helped by a recent acquisition that should strengthen Delek’s logistics and operating presence in the Permian region in Texas and New Mexico. We also supported company management’s moves to increase the dividend and buy back stock.

Weaker selection in financials, an overweight position in materials, and a small cash position were a drag on performance, but not enough to offset strength elsewhere.

In financials, our position in MGIC weighed most on relative performance. Shares of the private mortgage insurer dipped during the period in response to increased fear of competition and negative sentiment about a new program with Freddie Mac. We believe the company’s operating performance can improve over the next few years as its legacy portfolio runs off and is replaced by high-quality new businesses.

Vanguard Quantitative Equity Group

Portfolio Managers: James Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

For the six months ended April 30, 2018, our stock selection models effectively identified industry group leaders in several sectors. Three of our five model components boosted relative returns, with valuation and management decisions making significant contributions and sentiment adding flat but positive performance. Growth and quality detracted.

Stock selection was positive in 6 of 11 sectors. Selection in the consumer discretionary sector was a significant contributor to performance; selection in the materials and real estate sectors also boosted returns. Overweight positions in Tailored Brands, Match Group, ImmunoGen, Etsy, and RingCentral were among the portfolio’s top performers for the period.

Selection in the health care, information technology, and consumer staples sectors detracted from performance. An underweight position in Nektar Therapeutics and overweight positions in Kemet, Ultra Clean Holdings, and HRG Group were among the worst performers.

Stephens Investment Management Group, LLC

Portfolio Manager: Ryan E. Crane, CFA, Chief Investment Officer

On the heels of a strong year, the economy and equity markets showed continued strength over the six months ended April 30, 2018. With the new federal tax law in place, many companies reported an uptick in earnings and guided expectations for the year even higher. We believe there has been a “regime change” in the market, as interest rates have continued to rise and inflation concerns are more pronounced. Volatility returned to the market, and the environment has become more favorable for stock pickers.

Stylistically, this was a standout period for us. Much of our success was due to our being positioned for a return to faster growth, higher rates, and inflation. We did very well in consumer stocks, in particular with companies that aren’t hurt by e-commerce-related competition, such as Ross Stores and Burlington Stores, and with restaurants that are benefiting from

e-commerce changes with mobile ordering and delivery services. Domino’s Pizza and Wingstop were big contributors.

Our overweight allocations to high-quality, medium-sized software companies seemed to benefit from the rotation away from the so-called FANG stocks—Facebook, Amazon, Netflix, and Google (now Alphabet).

Energy stocks were essentially the only drag on returns. We reduced our exposure to that sector in the prior six months, so its impact on the overall portfolio was minimal. Crude oil prices continued their rebound and, toward the end of the period, activity in North America was robust.

ClearBridge Investments, LLC

Portfolio Managers:

Brian Angerame, Managing Director

Derek Deutsch, CFA, Managing Director

Aram Green, Managing Director

Jeffrey Russell, CFA, Managing Director

Stock selection in the information technology and industrial sectors helped results most for the period.

GrubHub and Insulet were the leading contributors to performance. GrubHub is an online and mobile platform for takeout food ordering and restaurant delivery. Its shares were lifted by better-than-expected growth in the number of active diners and a transformative alliance with fast-casual dining company Yum! Brands, which will dramatically expand GrubHub’s delivery network.

Insulet developed and commercialized an innovative tubeless insulin pump therapy to improve the lives of diabetes patients. Recent increases in the number of patients using the therapy drove the stock’s outperformance, along with other corporate developments. Core-Mark, a distributor of consumer goods primarily to convenience stores, detracted most from performance as its startup investments on newly won contracts proved to be larger than initially planned.

There were three strategic takeovers among companies in the portfolio during the six-month period. Buffalo Wild Wings, a fast-casual restaurant chain, was acquired by Roark Capital. Blue Buffalo Pet Products was acquired by General Mills. On the last day of the reporting period, Financial Engines agreed to be acquired by Hellman & Friedman.

ArrowMark Partners

Portfolio Managers: Chad Meade, Partner

Brian Schaub, CFA, Partner

U.S. stocks posted strong gains for the period, fueled by positive economic and earnings news and changes to corporate tax law. Volatility returned to the equity market in the first quarter of 2018, reflecting concerns about rising U.S. interest rates and higher global trade barriers, both of which could hinder growth and spur inflation. We were pleased to see volatility return to the market, as our risk-first approach is particularly effective during heightened volatility. Our growth outlook is somewhat tempered by more demanding valuations as fundamentals and lower tax rates are more accurately reflected in security prices, especially in the technology and health care sectors.

The industrial sector remained our largest overweight position, and TriNet Group, a professional services business, was the top contributor. The company continued to benefit from benign health and workers compensation claims and past price increases. Consumer discretionary holdings added to performance, particularly recently purchased apparel stocks with strong brands and healthy e-commerce growth. Relative performance also benefited from our underweight position in the materials sector.

Our lone consumer staples holding, Casey’s General Stores, and lone energy holding, RigNet, detracted. Casey’s was pressured by slower customer traffic related to weather and by poorly controlled expenses. RigNet suffered from continued weakness in the offshore drilling market and declining revenue per site. Negative exposure to the momentum factor also detracted from performance as we continue to stay disciplined regarding our valuation-based price targets.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$Million	Investment Strategy
Wellington Management	36	4,993	Conducts research and analysis of individual
Company LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually
			before purchase, and company developments are
			continually monitored for comparison with
			expectations for growth.
Vanguard Quantitative Equity	16	2,239	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market
			sentiment, and earnings and balance-sheet quality of
			companies as compared with their peers.
Stephens Investment	15	2,111	Employs a disciplined, bottom-up investment
Management Group, LLC			selection process that combines rigorous
			fundamental analysis with quantitative screening to
			identify companies with superior earnings growth
			potential. The approach screens for core growth
			stocks and for catalyst stocks. Core growth stocks
			have strong growth franchises, recurring revenue,
			and above-average growth rates; catalyst stocks are
			experiencing changes that could lead to accelerated
			earnings growth.
ClearBridge Investments, LLC	15	2,109	The firm seeks to invest in quality growth companies
			that are category leaders (or have the ability to
			become market leaders), and display capital allocation
			discipline aimed at fueling long-term sustainable
			growth. ClearBridge focuses on cash-flow-based
			metrics to value companies, as well as revenue or
			earnings multiples, relying on the most appropriate
			valuation metrics for each company. This approach
			aligns with the team’s style of investing in
			cash-generative, quality growth companies. The
			research process is disciplined and collaborative, with
			each member of the team executing on a shared
			investment philosophy and process.

	Fund Assets Managed
Investment Advisor	%	$Million	Investment Strategy
ArrowMark Partners	15	2,100	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control
			their own economic destiny. The portfolio managers
			start by identifying businesses with strong
			competitive advantages in industries with high
			barriers to entry, then narrow their focus to
			companies with large potential markets and
			high-quality business models focused on the future.
			Finally, considerations are made for potential
			downside risk, resulting in a diversified portfolio of
			75–100 stocks.
Cash Investments	3	353	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor also may maintain a modest
			cash position.

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	89,240,658	2,494,593	97.3%
Emerson U. Fullwood	89,125,318	2,609,933	97.2%
Amy Gutmann	89,243,002	2,492,249	97.3%
JoAnn Heffernan Heisen	89,237,123	2,498,129	97.3%
F. Joseph Loughrey	89,207,176	2,528,076	97.2%
Mark Loughridge	89,241,918	2,493,334	97.3%
Scott C. Malpass	89,068,256	2,666,995	97.1%
F. William McNabb III	89,172,729	2,562,522	97.2%
Deanna Mulligan	89,245,746	2,489,505	97.3%
André F. Perold	88,928,383	2,806,869	96.9%
Sarah Bloom Raskin	89,202,467	2,532,785	97.2%
Peter F. Volanakis	89,224,999	2,510,252	97.3%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Explorer Fund	80,654,442	3,110,359	2,754,130	5,216,321	87.9%

Explorer Fund

Fund Profile
As of April 30, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.44%	0.32%
30-Day SEC Yield	0.31%	0.43%

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	549	1,442	3,752
Median Market Cap	$4.4B	$5.2B	$66.1B
Price/Earnings Ratio	22.6x	24.8x	20.5x
Price/Book Ratio	3.6x	4.6x	2.9x
Return on Equity	10.1%	12.6%	15.0%
Earnings Growth
Rate	13.8%	16.6%	8.4%
Dividend Yield	0.7%	0.8%	1.8%
Foreign Holdings	3.6%	0.0%	0.0%
Turnover Rate
(Annualized)	51%	—	—
Short-Term
Reserves	1.7%	—	—

Volatility Measures
	Russell	DJ
	2500	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.97	0.80
Beta	0.95	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
TriNet Group Inc.	Human Resource &
	Employment
	Services	1.1%
Insulet Corp.	Health Care
	Equipment	1.0
ICON plc	Life Sciences Tools
	& Services	1.0
athenahealth Inc.	Health Care
	Technology	0.8
Kirby Corp.	Marine	0.8
2U Inc.	Internet Software &
	Services	0.8
SVB Financial Group	Regional Banks	0.7
Medidata Solutions Inc.	Health Care
	Technology	0.7
Sensata Technologies	Electrical
Holding plc	Components &
	Equipment	0.7
Cadence Design
Systems Inc.	Application Software	0.6
Top Ten		8.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 23, 2018, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2018, the annualized expense ratios were 0.43% for Investor Shares and 0.31% for Admiral Shares.

Explorer Fund

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	14.8%	14.6%	13.1%
Consumer Staples	2.3	2.1	6.3
Energy	2.1	1.6	6.0
Financials	7.9	7.7	15.1
Health Care	18.2	18.2	13.6
Industrials	20.8	19.3	10.5
Information
Technology	24.5	26.1	23.8
Materials	4.7	6.0	3.3
Real Estate	3.5	3.4	3.7
Telecommunication
Services	0.5	0.6	1.7
Utilities	0.7	0.4	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	20.61%	12.89%	10.62%
Admiral Shares	11/12/2001	20.76	13.04	10.79

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of April 30, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Burlington Stores Inc.	627,182	85,203	0.6%
	Carter’s Inc.	817,300	81,992	0.6%
	Cinemark Holdings Inc.	1,990,992	77,987	0.6%
	New York Times Co. Class A	3,269,202	76,663	0.6%
*	Live Nation Entertainment Inc.	1,891,407	74,654	0.5%
*,^	Under Armour Inc.	4,606,647	70,712	0.5%
	Consumer Discretionary—Other †		1,492,451	10.7%
			1,959,662	14.1%

Consumer Staples †			302,174	2.2%

Energy
*,^	Jagged Peak Energy Inc.	4,243,618	60,811	0.4%
	Energy—Other †		207,955	1.5%
			268,766	1.9%
Financials
*	SVB Financial Group	337,562	101,137	0.7%
	Nasdaq Inc.	915,604	80,866	0.6%
	Financial Engines Inc.	1,776,097	79,303	0.6%
	Assured Guaranty Ltd.	1,682,439	61,056	0.4%
	Financials—Other †		676,186	4.9%
			998,548	7.2%
Health Care
*	Insulet Corp.	1,628,925	140,088	1.0%
*	ICON plc	1,134,259	133,423	1.0%
*	athenahealth Inc.	938,880	114,985	0.8%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
*	Medidata Solutions Inc.	1,390,480	99,225	0.7%
	Encompass Health Corp.	1,312,779	79,843	0.6%
*	Haemonetics Corp.	894,858	69,835	0.5%
*	Molina Healthcare Inc.	778,434	64,805	0.5%
*	Globus Medical Inc.	1,230,133	62,971	0.4%
	Hill-Rom Holdings Inc.	713,768	61,263	0.4%
	Health Care—Other †		1,582,214	11.4%
			2,408,652	17.3%
Industrials
*	TriNet Group Inc.	2,846,274	147,010	1.1%
*	Kirby Corp.	1,335,138	113,887	0.8%
*	Sensata Technologies Holding plc	1,903,648	96,553	0.7%
*	Middleby Corp.	670,470	84,372	0.6%
*	Teledyne Technologies Inc.	430,655	80,571	0.6%
*	TransUnion	1,058,228	68,690	0.5%
	John Bean Technologies Corp.	601,324	64,793	0.5%
*	United Rentals Inc.	426,630	63,994	0.5%
	Woodward Inc.	885,659	63,714	0.5%
*	Copart Inc.	1,235,220	63,095	0.4%
*	AerCap Holdings NV	1,174,556	61,230	0.4%
*	Trex Co. Inc.	578,150	60,058	0.4%
*	Chart Industries Inc.	1,046,400	59,373	0.4%
	Industrials—Other †		1,730,547	12.4%
			2,757,887	19.8%
Information Technology
*	2U Inc.	1,298,287	104,499	0.8%
*	Cadence Design Systems Inc.	2,223,188	89,061	0.6%
*	First Solar Inc.	1,238,219	87,802	0.6%
*	Fortinet Inc.	1,510,296	83,610	0.6%
*,^	GrubHub Inc.	812,288	82,155	0.6%
	MercadoLibre Inc.	237,611	80,695	0.6%
*	GoDaddy Inc. Class A	1,189,317	76,782	0.6%
	MAXIMUS Inc.	1,113,299	75,292	0.5%
*	HubSpot Inc.	660,422	69,939	0.5%
*,1	Cardtronics plc Class A	2,589,959	67,986	0.5%
*	New Relic Inc.	957,902	66,948	0.5%
*	ServiceNow Inc.	387,852	64,438	0.5%
*	Ciena Corp.	2,355,176	60,646	0.4%
	Power Integrations Inc.	873,292	59,209	0.4%
2	Information Technology—Other †		2,193,196	15.7%
			3,262,258	23.4%
Materials
	Carpenter Technology Corp.	1,347,430	71,764	0.5%
	Orion Engineered Carbons SA	2,347,015	62,900	0.5%
	Materials—Other †		485,264	3.5%
			619,928	4.5%
Other
3	Vanguard Small-Cap ETF	900,910	132,857	1.0%
^,3	Vanguard Small-Cap Growth ETF	384,700	63,233	0.4%
4	Other—Other †		268	0.0%
			196,358	1.4%

Explorer Fund

				Market	Percentage
				Value•	of Net
			Shares	($000)	Assets
Real Estate
* SBA Communications Corp. Class A			448,184	71,812	0.5%
Real Estate—Other †				398,935	2.9%
				470,747	3.4%

Telecommunication Services †				66,246	0.5%

Utilities †				73,194	0.5%
Total Common Stocks (Cost $10,384,312)				13,384,420	96.2%[5]

	Coupon
Temporary Cash Investments
Money Market Fund
[6,7] Vanguard Market Liquidity Fund	1.886%		7,144,632	714,463	5.2%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement
Deutsche Bank Securities, Inc.
(Dated 4/30/18, Repurchase
Value $60,803,000, collateralized
by U. S. Treasury Note/Bond
3.750%, 8/15/41, with a value
of $62,016,000)	1.730%	5/1/18	60,800	60,800	0.4%
8U.S. Government and Agency Obligations †				14,377	0.1%
Total Temporary Cash Investments (Cost $789,579)				789,640	5.7%[5]
Total Investments (Cost $11,173,891)				14,174,060	101.9%
Other Assets and Liabilities
Other Assets [8]				69,663	0.5%
Liabilities[7]				(339,223)	(2.4%)
				(269,560)	(1.9%)
Net Assets				13,904,500	100.0%

Explorer Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	13,195,521
Affiliated Issuers	978,539
Total Investments in Securities	14,174,060
Investment in Vanguard	751
Receivables for Investment Securities Sold	48,108
Receivables for Accrued Income	2,986
Receivables for Capital Shares Issued	10,265
Other Assets [8]	7,553
Total Assets	14,243,723
Liabilities
Payables for Investment Securities Purchased	41,550
Collateral for Securities on Loan	261,176
Payables to Investment Advisor	5,919
Payables for Capital Shares Redeemed	6,484
Payables to Vanguard	21,266
Variation Margin Payable—Futures Contracts	2,828
Total Liabilities	339,223
Net Assets	13,904,500

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	10,236,379
Overdistributed Net Investment Income	(4,390)
Accumulated Net Realized Gains	679,472
Unrealized Appreciation (Depreciation)
Investment Securities	3,000,169
Futures Contracts	(7,110)
Foreign Currencies	(20)
Net Assets	13,904,500

Explorer Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 35,629,175 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,535,006
Net Asset Value Per Share—Investor Shares	$99.22

Admiral Shares—Net Assets
Applicable to 112,271,267 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,369,494
Net Asset Value Per Share—Admiral Shares	$92.36

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $251,285,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Includes restricted security representing 0.0% of net assets. See Restricted Security table for additional information.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Certain of the fund’s securities are valued using significant unobservable inputs.
5 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 3.5%, respectively, of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $261,176,000 of collateral received for securities on loan.
8 Securities with a value of $13,482,000 and cash of $26,000 have been segregated as initial margin for open futures contracts.

Restricted Security as of Period End
		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
Dropbox Inc. Class A	May 2012	1,615

Explorer Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	June 2018	3,797	293,090	(7,110)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	39,237
Dividends—Affiliated Issuers	1,594
Interest—Unaffiliated Issuers	488
Interest—Affiliated Issuers	2,796
Securities Lending—Net	6,012
Total Income	50,127
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,964
Performance Adjustment	133
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,125
Management and Administrative—Admiral Shares	6,179
Marketing and Distribution—Investor Shares	244
Marketing and Distribution—Admiral Shares	286
Custodian Fees	74
Shareholders’ Reports and Proxy—Investor Shares	27
Shareholders’ Reports and Proxy—Admiral Shares	52
Trustees’ Fees and Expenses	12
Total Expenses	23,096
Net Investment Income	27,031
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	677,320
Investment Securities Sold—Affiliated Issuers	(6,278)
Futures Contracts	13,613
Foreign Currencies	(55)
Realized Net Gain (Loss)	684,600
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	407,798
Investment Securities—Affiliated Issuers	33,927
Futures Contracts	(11,386)
Foreign Currencies	(19)
Change in Unrealized Appreciation (Depreciation)	430,320
Net Increase (Decrease) in Net Assets Resulting from Operations	1,141,951
1 Dividends are net of foreign withholding taxes of $311,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,031	64,452
Realized Net Gain (Loss)	684,600	1,498,818
Change in Unrealized Appreciation (Depreciation)	430,320	1,285,151
Net Increase (Decrease) in Net Assets Resulting from Operations	1,141,951	2,848,421
Distributions
Net Investment Income
Investor Shares	(15,839)	(12,371)
Admiral Shares	(44,212)	(37,862)
Realized Capital Gain[1]
Investor Shares	(363,510)	(138,868)
Admiral Shares	(1,024,156)	(311,675)
Return of Capital
Total Distributions	(1,447,717)	(500,776)
Capital Share Transactions
Investor Shares	96,605	(495,947)
Admiral Shares	1,079,470	362,658
Net Increase (Decrease) from Capital Share Transactions	1,176,075	(133,289)
Total Increase (Decrease)	870,309	2,214,356
Net Assets
Beginning of Period	13,034,191	10,819,835
End of Period[2]	13,904,500	13,034,191

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $300,088,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,390,000) and $28,685,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$102.10	$83.91	$90.55	$105.28	$107.96	$78.03
Investment Operations
Net Investment Income	.155[1]	.421[1]	.393	.281	.120	.219[2]
Net Realized and Unrealized Gain (Loss)
on Investments	8.332	21.657	1.581	(.900)	8.062	32.286
Total from Investment Operations	8.487	22.078	1.974	(.619)	8.182	32.505
Distributions
Dividends from Net Investment Income	(. 475)	(. 318)	(. 270)	(.152)	(. 040)	(. 272)
Distributions from Realized Capital Gains	(10.892)	(3.570)	(8.344)	(13.959)	(10.822)	(2.303)
Total Distributions	(11.367)	(3.888)	(8.614)	(14.111)	(10.862)	(2.575)
Net Asset Value, End of Period	$99.22	$102.10	$83.91	$90.55	$105.28	$107.96

Total Return[3]	8.79%	27.10%	2.47%	-0.62%	8.20%	42.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,535	$3,520	$3,324	$3,863	$4,623	$5,573
Ratio of Total Expenses to
Average Net Assets[4]	0.43%	0.43%	0.45%	0.48%	0.51%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.36%	0.45%	0.46%	0.27%	0.12%	0.27%[2]
Portfolio Turnover Rate	51%	76%	66%	62%	66%	65%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.038 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.02%), (0.02%), 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$94.99	$78.07	$84.28	$98.03	$100.54	$72.68
Investment Operations
Net Investment Income	.197[1]	.495[1]	.473	.402	. 302	. 375[2]
Net Realized and Unrealized Gain (Loss)
on Investments	7.746	20.145	1.455	(.853)	7.466	30.019
Total from Investment Operations	7.943	20.640	1.928	(.451)	7.768	30.394
Distributions
Dividends from Net Investment Income	(. 438)	(. 403)	(. 383)	(. 324)	(. 216)	(. 392)
Distributions from Realized Capital Gains	(10.135)	(3.317)	(7.755)	(12.975)	(10.062)	(2.142)
Total Distributions	(10.573)	(3.720)	(8.138)	(13.299)	(10.278)	(2.534)
Net Asset Value, End of Period	$92.36	$94.99	$78.07	$84.28	$98.03	$100.54

Total Return[3]	8.85%	27.25%	2.60%	-0.48%	8.37%	43.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,369	$9,514	$7,496	$7,577	$7,670	$6,497
Ratio of Total Expenses to
Average Net Assets[4]	0.31%	0.31%	0.33%	0.34%	0.35%	0.34%
Ratio of Net Investment Income to
Average Net Assets	0.48%	0.57%	0.58%	0.41%	0.28%	0.43%[2]
Portfolio Turnover Rate	51%	76%	66%	62%	66%	65%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.02%), (0.02%), 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has

Explorer Fund

entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterpar-ties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates

Explorer Fund

counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Stephens Investment Management Group, LLC, ClearBridge Investments, LLC, and ArrowMark Colorado Holdings, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fee of Stephens Investment Management Group, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since October 31, 2013. In accordance with the advisory contract entered into with ClearBridge Investments, LLC, beginning May 1, 2018, the basic fee will be

Explorer Fund

subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since April 30, 2017. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since July 31, 2014.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $592,000 for the six months ended April 30, 2018.

For the six months ended April 30, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.18% of the fund’s average net assets, before an increase of $133,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $751,000, representing 0.01% of the fund’s net assets and 0.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	13,329,454	54,698	268
Temporary Cash Investments	714,463	75,177	—
Futures Contracts—Liabilities[1]	(2,828)	—	—
Total	14,041,089	129,875	268
1 Represents variation margin on the last day of the reporting period.

Explorer Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $11,173,891,000. Net unrealized appreciation of investment securities for tax purposes was $3,000,169,000, consisting of unrealized gains of $3,507,866,000 on securities that had risen in value since their purchase and $507,697,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2018, the fund purchased $3,350,024,000 of investment securities and sold $3,781,962,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2018	October 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	206,815	2,082	241,157	2,593
Issued in Lieu of Cash Distributions	372,091	3,912	148,985	1,706
Redeemed	(482,301)	(4,840)	(886,089)	(9,437)
Net Increase (Decrease)—Investor Shares	96,605	1,154	(495,947)	(5,138)
Admiral Shares
Issued	855,677	9,250	1,314,009	15,041
Issued in Lieu of Cash Distributions	995,253	11,246	325,490	4,011
Redeemed	(771,460)	(8,386)	(1,276,841)	(14,911)
Net Increase (Decrease)—Admiral Shares	1,079,470	12,110	362,658	4,141

Explorer Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Cardtronics plc Class A NA1		13,454	—	—	7,380	—	—	67,986
Kindred
Healthcare Inc.	30,653	—	45,746	(4,877)	19,970	—	—	—
Vanguard Market
Liquidity Fund	565,395	NA [2]	NA [2]	(128)	61	2,796	—	714,463
Vanguard
Small-Cap ETF	68,655	307,070	244,964	(1,273)	3,369	1,290	—	132,857
Vanguard
Small-Cap
Growth ETF	60,086	—	—	—	3,147	304	—	63,233
Total	724,789			(6,278)	33,927	4,390	—	978,539

1 Not applicable—at October 31, 2017, the issuer was not an affiliated company of the fund, but it was affiliated during the year.

2 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,087.93	$2.23
Admiral Shares	1,000.00	1,088.46	1.61
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.66	$2.16
Admiral Shares	1,000.00	1,023.26	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund has renewed the fund’s investment advisory arrangements with ArrowMark Colorado Holdings, LLC (ArrowMark Partners); ClearBridge Investments, LLC (ClearBridge); Stephens Investment Management Group, LLC (SIMG); Wellington Management Company LLP (Wellington Management); and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

ArrowMark Partners. Founded in 2007, ArrowMark Partners offers a wide range of strategies, including equities, fixed income, and structured products, to institutional, high-net-worth, and retail investors. Using in-depth, fundamental research, the investment team seeks to identify companies that it believes can control their own economic destiny. These are companies with strong competitive advantages, high barriers to entry, large potential markets for their products, and high-quality businesses focused on future growth. In evaluating companies and constructing the portfolio, ArrowMark Partners places significant emphasis on understanding risk in the belief that avoiding large mistakes is the key to success in small-cap investing. ArrowMark Partners has managed a portion of the fund since 2014.

ClearBridge. ClearBridge, headquartered in New York, New York, is a global investment management firm rebranded in 2005, with a legacy dating back to 1962. The ClearBridge small-/mid-cap growth team is made up of seven members, with four portfolio managers and three analysts who collaborate closely across four strategies. The advisor seeks to invest in quality growth companies that have large, exploitable opportunities. There is a focus on companies that are category leaders (or have the ability to become market leaders), generate substantial free cash flow, and display capital allocation discipline aimed at fueling long-term sustainable growth. The research process is disciplined and collaborative, with each team member executing on a shared investment philosophy and process. ClearBridge has managed a portion of the fund since 2017.

SIMG. Founded in 2005, SIMG is a subsidiary of Stephens Investments Holdings LLC, a privately held and family-owned company. SIMG specializes in equity investment management focused on small- and mid-cap growth companies. The team employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening, seeking to identify companies that will exhibit potential for superior earnings growth. The team invests in two types of stocks: core growth and earnings catalyst. The characteristic SIMG seeks for core growth stocks is consistent and predictable earnings growth that is generated by unique, defensible business models. For earnings catalyst stocks, SIMG looks for inflection points such as large earnings surprises or positive revisions to earnings estimates or guidance. The team generally requires all stocks to be profitable or on the cusp of profitability and to exhibit at least 12% earnings growth. SIMG has managed a portion of the fund since 2013.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests opportunistically in a diversified portfolio of high-quality stocks. The advisor attempts to identify companies with key success factors such as top market share, substantial insider ownership, and fully funded business plans. The investment team has the support of Wellington Management’s global industry analysts in conducting its research-intensive approach. Wellington Management has advised the fund since 1967.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rate was also well below its peer-group average. Information about the fund’s expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory expense rate.

The board did not consider the profitability of ArrowMark Partners, ClearBridge, SIMG, or Wellington Management in determining whether to approve the advisory fees because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for ArrowMark Partners, ClearBridge, SIMG, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273	CFA® is a registered trademark owned by CFA Institute.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
Common Stocks (96.2%)[1]
Consumer Discretionary (14.1%)
*	Burlington Stores Inc.	627,182	85,203
	Carter's Inc.	817,300	81,992
	Cinemark Holdings Inc.	1,990,992	77,987
	New York Times Co. Class A	3,269,202	76,663
*	Live Nation Entertainment Inc.	1,891,407	74,654
*,^	Under Armour Inc.	4,606,647	70,712
	Acushnet Holdings Corp.	2,434,268	58,812
	Monro Inc.	1,021,560	57,156
*	Grand Canyon Education Inc.	522,383	54,323
	Cheesecake Factory Inc.	1,027,843	53,396
	Chico's FAS Inc.	5,289,553	52,525
*	TRI Pointe Group Inc.	3,049,007	52,169
*	Deckers Outdoor Corp.	558,754	52,109
*	ServiceMaster Global Holdings Inc.	996,539	50,425
*	Chipotle Mexican Grill Inc. Class A	108,693	46,013
*	Sally Beauty Holdings Inc.	2,507,079	43,347
	La-Z-Boy Inc.	1,469,766	42,329
	Polaris Industries Inc.	328,452	34,428
*,^	Carvana Co. Class A	1,310,968	34,361
^	Lions Gate Entertainment Corp. Class A	1,376,824	34,269
	Tenneco Inc.	758,482	33,897
^	Papa John's International Inc.	536,000	33,232
^	Hanesbrands Inc.	1,727,098	31,900
	Dunkin' Brands Group Inc.	502,484	30,631
*	Ulta Beauty Inc.	115,532	28,988
*	Lululemon Athletica Inc.	282,119	28,156
*	Skechers U.S.A. Inc. Class A	911,502	25,978
	Wingstop Inc.	530,349	25,913
*	Ollie's Bargain Outlet Holdings Inc.	392,115	24,390
	Advance Auto Parts Inc.	208,400	23,851
	Aaron's Inc.	559,029	23,351
	Lear Corp.	124,307	23,242
	Wolverine World Wide Inc.	769,550	23,056
*	TripAdvisor Inc.	599,901	22,448
	Ross Stores Inc.	258,591	20,907
	Core-Mark Holding Co. Inc.	1,010,670	20,830
*	Bright Horizons Family Solutions Inc.	183,988	17,457
	Cooper Tire & Rubber Co.	706,400	17,272
	Tailored Brands Inc.	532,983	16,816
*	Scientific Games Corp.	303,773	16,191
*,^	RH	168,152	16,050
*	LKQ Corp.	515,098	15,978
*	Chuy's Holdings Inc.	536,760	15,351
	Domino's Pizza Inc.	61,281	14,813
*	Weight Watchers International Inc.	210,797	14,766
	Bloomin' Brands Inc.	604,240	14,296
	National CineMedia Inc.	2,430,460	13,902
	Dick's Sporting Goods Inc.	414,277	13,708
	Expedia Group Inc.	118,134	13,602
	Toll Brothers Inc.	320,626	13,518
	World Wrestling Entertainment Inc. Class A	337,990	13,449
*	Michael Kors Holdings Ltd.	187,271	12,813
*	Helen of Troy Ltd.	142,630	12,715
	Ruth's Hospitality Group Inc.	449,054	12,057
^	PetMed Express Inc.	289,302	9,680
*	MCBC Holdings Inc.	384,900	9,238
*	Planet Fitness Inc. Class A	227,421	9,163
*	Penn National Gaming Inc.	302,114	9,157
	H&R Block Inc.	330,714	9,144
*,^	Under Armour Inc. Class A	511,000	9,075
	Winnebago Industries Inc.	227,875	8,636

1

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
			Market
			Value
		Shares	($000)
	Vail Resorts Inc.	36,370	8,340
*	NVR Inc.	2,509	7,778
*	Chegg Inc.	252,078	5,851
	Children's Place Inc.	42,989	5,483
*	Sleep Number Corp.	176,871	5,013
*	Sotheby's	90,428	4,775
*	Crocs Inc.	252,875	3,995
	Cracker Barrel Old Country Store Inc.	23,225	3,823
*	Red Robin Gourmet Burgers Inc.	56,830	3,543
*	Taylor Morrison Home Corp. Class A	132,952	3,159
*	Hilton Grand Vacations Inc.	68,742	2,956
*	Visteon Corp.	23,355	2,906
*	MSG Networks Inc.	135,495	2,778
	MDC Holdings Inc.	93,623	2,716
*	Malibu Boats Inc. Class A	76,183	2,567
*	ZAGG Inc.	216,134	2,421
	Thor Industries Inc.	17,196	1,825
*	Lumber Liquidators Holdings Inc.	62,751	1,510
	Nutrisystem Inc.	50,223	1,456
	Brinker International Inc.	32,961	1,437
	Oxford Industries Inc.	15,459	1,191
	Lithia Motors Inc. Class A	10,938	1,049
	Bassett Furniture Industries Inc.	20,664	600
			1,959,662
Consumer Staples (2.2%)
*	Performance Food Group Co.	1,625,279	52,740
	Nu Skin Enterprises Inc. Class A	665,679	47,363
*	Post Holdings Inc.	581,313	46,255
	Casey's General Stores Inc.	360,231	34,798
^	Calavo Growers Inc.	315,318	29,545
*	Monster Beverage Corp.	473,203	26,026
	MGP Ingredients Inc.	205,421	19,677
^	National Beverage Corp.	126,758	11,201
*	HRG Group Inc.	796,960	8,958
	Lamb Weston Holdings Inc.	114,499	7,479
*	Sprouts Farmers Market Inc.	267,841	6,704
	Medifast Inc.	63,377	6,362
*	US Foods Holding Corp.	43,265	1,479
*	Pilgrim's Pride Corp.	67,546	1,459
*	Boston Beer Co. Inc. Class A	6,211	1,392
	Ingles Markets Inc. Class A	21,487	736
			302,174
Energy (1.9%)
*,^	Jagged Peak Energy Inc.	4,243,618	60,811
	Delek US Holdings Inc.	1,247,342	59,087
^	Core Laboratories NV	257,200	31,494
*	Parsley Energy Inc. Class A	713,890	21,438
	Cabot Oil & Gas Corp.	622,365	14,881
^	RPC Inc.	771,874	13,901
*	ProPetro Holding Corp.	726,659	13,298
^	CVR Energy Inc.	309,645	10,683
*	RigNet Inc.	665,780	10,053
*	Forum Energy Technologies Inc.	769,310	9,693
*	Carrizo Oil & Gas Inc.	436,063	8,752
*	Callon Petroleum Co.	430,815	5,993
	Range Resources Corp.	234,391	3,246
*	Abraxas Petroleum Corp.	1,021,140	2,920
*	Laredo Petroleum Inc.	228,699	2,516
			268,766
Financials (7.2%)
*	SVB Financial Group	337,562	101,137
	Nasdaq Inc.	915,604	80,866
	Financial Engines Inc.	1,776,097	79,303

2

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Assured Guaranty Ltd.	1,682,439	61,056
*	Texas Capital Bancshares Inc.	535,082	52,786
	LPL Financial Holdings Inc.	867,552	52,548
	Assurant Inc.	561,323	52,102
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,521,363	48,940
	Sterling Bancorp	2,044,960	48,568
*	MGIC Investment Corp.	4,125,388	41,336
	Redwood Trust Inc.	2,661,054	40,821
	WisdomTree Investments Inc.	3,655,764	38,641
*	Green Dot Corp. Class A	494,383	30,063
	MarketAxess Holdings Inc.	144,765	28,755
	Affiliated Managers Group Inc.	156,870	25,862
	Solar Capital Ltd.	1,263,598	25,752
	MSCI Inc. Class A	120,709	18,086
	FirstCash Inc.	198,905	17,245
*,^	Credit Acceptance Corp.	48,441	16,026
	Primerica Inc.	161,638	15,638
	Walker & Dunlop Inc.	269,177	15,373
	Bank of the Ozarks	325,233	15,221
*	Essent Group Ltd.	387,241	12,763
	Legg Mason Inc.	297,265	11,801
*,^	PRA Group Inc.	322,475	11,480
	Bank of NT Butterfield & Son Ltd.	170,823	8,106
	Hilltop Holdings Inc.	361,385	8,102
	Federated Investors Inc. Class B	274,041	7,254
	East West Bancorp Inc.	107,181	7,140
*,^	BofI Holding Inc.	159,414	6,421
	Universal Insurance Holdings Inc.	166,872	5,415
*	Regional Management Corp.	104,227	3,426
	SEI Investments Co.	51,351	3,247
*	Third Point Reinsurance Ltd.	237,922	3,164
*	Green Bancorp Inc.	86,046	1,940
*	NMI Holdings Inc. Class A	80,435	1,114
	Cboe Global Markets Inc.	9,832	1,050
			998,548
Health Care (17.3%)
*	Insulet Corp.	1,628,925	140,088
*	ICON plc	1,134,259	133,423
*	athenahealth Inc.	938,880	114,985
*	Medidata Solutions Inc.	1,390,480	99,225
	Encompass Health Corp.	1,312,779	79,843
*	Haemonetics Corp.	894,858	69,835
*	Molina Healthcare Inc.	778,434	64,805
*	Globus Medical Inc.	1,230,133	62,971
	Hill-Rom Holdings Inc.	713,768	61,263
*	Mettler-Toledo International Inc.	101,676	56,931
*	IDEXX Laboratories Inc.	235,684	45,838
*	ABIOMED Inc.	145,409	43,761
*	HealthEquity Inc.	624,067	40,982
*	LifePoint Health Inc.	822,071	39,377
*	BioMarin Pharmaceutical Inc.	465,241	38,852
*	Amedisys Inc.	576,500	38,101
*	Penumbra Inc.	301,750	37,523
*	Ultragenyx Pharmaceutical Inc.	670,660	34,096
*	DexCom Inc.	442,151	32,357
	STERIS plc	337,836	31,932
*	Illumina Inc.	127,797	30,790
*	Neogen Corp.	445,860	30,385
*	Ligand Pharmaceuticals Inc.	192,530	29,813
*	Spark Therapeutics Inc.	388,598	29,658
*	PRA Health Sciences Inc.	333,167	27,376
*,^	Teladoc Inc.	623,265	26,800
*	Intuitive Surgical Inc.	59,631	26,284
*	Prestige Brands Holdings Inc.	859,454	25,302

3

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	ResMed Inc.	266,106	25,184
*	Seattle Genetics Inc.	483,200	24,735
	Arena Pharmaceuticals Inc.	612,947	24,420
*	Audentes Therapeutics Inc.	647,300	24,183
*,^	MiMedx Group Inc.	2,918,686	23,962
*	Syneos Health Inc.	586,206	22,334
*	Premier Inc. Class A	663,860	21,901
*	Align Technology Inc.	86,371	21,580
*	Catalent Inc.	519,967	21,376
*	MEDNAX Inc.	462,589	21,237
*	Cambrex Corp.	396,030	20,970
*	Veeva Systems Inc. Class A	295,847	20,748
*	WellCare Health Plans Inc.	100,155	20,548
*	Blueprint Medicines Corp.	266,200	20,423
	Chemed Corp.	65,004	20,036
*	Cerner Corp.	340,984	19,862
*,^	CRISPR Therapeutics AG	423,624	19,851
*	Immunomedics Inc.	1,071,610	19,514
*	Exact Sciences Corp.	357,868	17,897
*	Hologic Inc.	445,564	17,283
	Cooper Cos. Inc.	74,241	16,980
*	Charles River Laboratories International Inc.	161,528	16,830
*	Inogen Inc.	118,690	16,685
*	NuVasive Inc.	310,454	16,519
*	Pacira Pharmaceuticals Inc.	498,930	16,515
*	Nevro Corp.	181,173	16,190
*	TESARO Inc.	312,569	15,913
*	Repligen Corp.	412,603	15,266
*	Acadia Healthcare Co. Inc.	420,837	14,973
*	Neurocrine Biosciences Inc.	184,462	14,956
*,^	Heron Therapeutics Inc.	474,091	14,365
*	Nektar Therapeutics Class A	171,067	14,311
*	Emergent BioSolutions Inc.	273,582	14,188
*	ImmunoGen Inc.	1,263,591	13,887
*	Aduro Biotech Inc.	1,845,707	12,735
*	Atara Biotherapeutics Inc.	313,691	12,657
*	HMS Holdings Corp.	650,658	11,718
*	AxoGen Inc.	291,043	11,584
	Bruker Corp.	392,225	11,582
*	Agios Pharmaceuticals Inc.	134,765	11,308
*	DBV Technologies SA ADR	513,846	11,279
*	Revance Therapeutics Inc.	396,052	11,070
*	Masimo Corp.	123,248	11,059
*	Tivity Health Inc.	297,718	10,703
*	Endologix Inc.	2,328,665	10,037
*	Momenta Pharmaceuticals Inc.	469,690	9,770
*	Array BioPharma Inc.	698,260	9,468
*	FibroGen Inc.	204,244	9,283
*	Sangamo Therapeutics Inc.	539,853	8,530
*	PTC Therapeutics Inc.	275,674	7,644
*	Exelixis Inc.	344,474	7,172
*	Halozyme Therapeutics Inc.	352,552	6,674
*	Vanda Pharmaceuticals Inc.	472,372	6,590
*	Loxo Oncology Inc.	47,202	5,943
*	AAC Holdings Inc.	478,980	5,427
*	Magellan Health Inc.	55,615	4,663
*	Lantheus Holdings Inc.	261,525	4,655
*	BioCryst Pharmaceuticals Inc.	901,122	4,434
*	AnaptysBio Inc.	45,668	4,283
	LeMaitre Vascular Inc.	135,371	4,257
*	Cytokinetics Inc.	492,604	4,089
*	Corcept Therapeutics Inc.	240,407	4,010
*	Medpace Holdings Inc.	107,710	3,984
*	Amphastar Pharmaceuticals Inc.	195,190	3,726

4

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	OraSure Technologies Inc.	198,073	3,512
*	AMN Healthcare Services Inc.	47,535	3,178
*	Concert Pharmaceuticals Inc.	164,155	2,996
*	Cotiviti Holdings Inc.	77,837	2,689
*	Supernus Pharmaceuticals Inc.	51,690	2,424
*	Ionis Pharmaceuticals Inc.	40,837	1,757
*	Zogenix Inc.	43,267	1,700
*	MyoKardia Inc.	32,970	1,629
*	Innoviva Inc.	98,360	1,426
*	MacroGenics Inc.	61,293	1,413
*	Select Medical Holdings Corp.	75,240	1,358
*,^	PetIQ Inc.	58,786	1,314
*	Ophthotech Corp.	420,409	1,106
*,^	Novavax Inc.	663,794	1,036
*	CytomX Therapeutics Inc.	38,799	1,020
*	Civitas Solutions Inc.	54,436	776
*	Genomic Health Inc.	24,132	766
			2,408,652
Industrials (19.8%)
*	TriNet Group Inc.	2,846,274	147,010
*	Kirby Corp.	1,335,138	113,887
*	Sensata Technologies Holding plc	1,903,648	96,553
*	Middleby Corp.	670,470	84,372
*	Teledyne Technologies Inc.	430,655	80,571
*	TransUnion	1,058,228	68,690
	John Bean Technologies Corp.	601,324	64,793
*	United Rentals Inc.	426,630	63,994
	Woodward Inc.	885,659	63,714
*	Copart Inc.	1,235,220	63,095
*	AerCap Holdings NV	1,174,556	61,230
*	Trex Co. Inc.	578,150	60,058
*	Chart Industries Inc.	1,046,400	59,373
*	Proto Labs Inc.	493,190	58,764
*	XPO Logistics Inc.	598,653	58,165
	HEICO Corp. Class A	805,732	58,134
	IDEX Corp.	426,266	56,975
	MSC Industrial Direct Co. Inc. Class A	646,405	55,875
*	SPX FLOW Inc.	1,159,116	52,160
*	CoStar Group Inc.	136,157	49,923
	Advanced Drainage Systems Inc.	1,954,219	49,246
	Actuant Corp. Class A	2,045,019	48,160
	Watts Water Technologies Inc. Class A	644,118	47,987
	AGCO Corp.	707,474	44,344
	Timken Co.	1,022,305	43,704
	GATX Corp.	668,857	43,636
	Multi-Color Corp.	640,485	41,600
^	Schneider National Inc. Class B	1,502,718	40,093
	Tennant Co.	529,486	39,182
*	JELD-WEN Holding Inc.	1,374,300	38,632
*	Clean Harbors Inc.	825,834	37,823
	Terex Corp.	1,031,920	37,686
	Kennametal Inc.	919,771	33,526
*	Cimpress NV	231,729	33,325
*	Masonite International Corp.	525,310	31,886
	Heartland Express Inc.	1,766,691	31,500
	Wabtec Corp.	347,023	30,819
*	Verisk Analytics Inc. Class A	268,691	28,602
*	MRC Global Inc.	1,467,520	27,487
	ABM Industries Inc.	837,799	26,081
	Forward Air Corp.	474,719	25,630
*	Spirit Airlines Inc.	695,453	24,842
	Orbital ATK Inc.	187,000	24,755
	Allegion plc	293,638	22,663
*	WABCO Holdings Inc.	161,860	20,878

5

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
	Harris Corp.	132,869	20,783
*	WageWorks Inc.	493,207	20,542
	Graco Inc.	440,115	19,361
*	SiteOne Landscape Supply Inc.	270,162	18,506
	Huntington Ingalls Industries Inc.	69,073	16,799
	Ritchie Bros Auctioneers Inc.	501,908	16,427
	Allison Transmission Holdings Inc.	418,328	16,311
*	Evoqua Water Technologies Corp.	766,854	15,667
*	Generac Holdings Inc.	307,123	13,824
	JB Hunt Transport Services Inc.	115,890	13,609
*	Beacon Roofing Supply Inc.	276,628	13,541
*	Axon Enterprise Inc.	317,342	13,322
	Quad/Graphics Inc.	534,130	13,198
*	Continental Building Products Inc.	465,437	13,079
*	Harsco Corp.	586,372	11,991
*	Mercury Systems Inc.	368,171	11,811
	Old Dominion Freight Line Inc.	87,399	11,699
*	HD Supply Holdings Inc.	300,220	11,622
*	IHS Markit Ltd.	234,332	11,513
	Spirit AeroSystems Holdings Inc. Class A	140,548	11,296
	Air Lease Corp. Class A	266,631	11,116
	KBR Inc.	643,627	10,742
	EMCOR Group Inc.	136,367	10,035
	Global Brass & Copper Holdings Inc.	320,707	9,621
*	Meritor Inc.	449,349	8,749
*	Avis Budget Group Inc.	156,615	7,738
*,^	Kornit Digital Ltd.	502,780	7,315
*	Aerojet Rocketdyne Holdings Inc.	260,155	7,269
*	TrueBlue Inc.	250,328	6,671
	Rockwell Automation Inc.	39,874	6,560
*	SP Plus Corp.	179,854	6,322
*	Rush Enterprises Inc. Class A	151,061	6,168
	Xylem Inc.	83,310	6,073
*	Builders FirstSource Inc.	314,438	5,732
*	ASGN Inc.	70,873	5,714
	Wabash National Corp.	271,080	5,438
	Kimball International Inc. Class B	313,946	5,186
	Barrett Business Services Inc.	52,105	4,560
	Toro Co.	77,143	4,504
	Copa Holdings SA Class A	38,086	4,463
	Applied Industrial Technologies Inc.	67,030	4,287
^	Greenbrier Cos. Inc.	95,102	4,170
*	Vectrus Inc.	115,158	4,146
	KAR Auction Services Inc.	76,649	3,985
*	Atkore International Group Inc.	222,127	3,947
	Hillenbrand Inc.	57,341	2,658
	H&E Equipment Services Inc.	69,021	2,233
	Insperity Inc.	24,530	1,969
	Brink's Co.	22,810	1,683
	Mueller Water Products Inc. Class A	138,333	1,354
	HEICO Corp.	13,142	1,155
			2,757,887
Information Technology (23.4%)
*	2U Inc.	1,298,287	104,499
*	Cadence Design Systems Inc.	2,223,188	89,061
*	First Solar Inc.	1,238,219	87,802
*	Fortinet Inc.	1,510,296	83,610
*,^	GrubHub Inc.	812,288	82,155
	MercadoLibre Inc.	237,611	80,695
*	GoDaddy Inc. Class A	1,189,317	76,782
	MAXIMUS Inc.	1,113,299	75,292
*	HubSpot Inc.	660,422	69,939
*,2	Cardtronics plc Class A	2,589,959	67,986
*	New Relic Inc.	957,902	66,948

6

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	ServiceNow Inc.	387,852	64,438
*	Ciena Corp.	2,355,176	60,646
	Power Integrations Inc.	873,292	59,209
*	Atlassian Corp. plc Class A	1,043,584	58,420
*	Cornerstone OnDemand Inc.	1,318,784	58,198
*	Twilio Inc. Class A	1,284,293	54,210
*	Tableau Software Inc. Class A	597,939	50,855
	CDW Corp.	704,543	50,227
*	Zendesk Inc.	1,011,802	49,325
	Entegris Inc.	1,519,388	48,924
	SS&C Technologies Holdings Inc.	933,662	46,356
*	Take-Two Interactive Software Inc.	463,126	46,178
	Teradyne Inc.	1,414,232	46,033
*	Square Inc.	915,992	43,363
*,^	Trade Desk Inc. Class A	820,621	41,991
*	Cloudera Inc.	2,890,352	41,188
*	Proofpoint Inc.	316,485	37,326
*	IPG Photonics Corp.	175,202	37,323
*	Arrow Electronics Inc.	458,289	34,253
*	Trimble Inc.	983,578	34,032
*	Euronet Worldwide Inc.	429,812	33,573
*	CyberArk Software Ltd.	605,117	33,257
*	Etsy Inc.	1,090,609	32,653
*	Wix.com Ltd.	386,640	31,801
*	Aspen Technology Inc.	355,015	31,153
*	WEX Inc.	179,649	29,089
*	ON Semiconductor Corp.	1,302,970	28,770
	FLIR Systems Inc.	533,050	28,545
*	Guidewire Software Inc.	334,745	28,326
*	Yelp Inc. Class A	600,042	26,912
	Microchip Technology Inc.	305,587	25,565
*	Envestnet Inc.	468,792	25,455
*	Ultimate Software Group Inc.	103,366	24,800
*	Shutterstock Inc.	582,284	24,537
	Broadridge Financial Solutions Inc.	222,576	23,862
^	Switch Inc.	1,624,313	23,146
*	Semtech Corp.	578,845	22,749
*,^	Ambarella Inc.	487,322	22,704
*	ANSYS Inc.	133,743	21,621
*,^	Advanced Micro Devices Inc.	1,966,228	21,393
*	Descartes Systems Group Inc.	723,426	21,377
*	Red Hat Inc.	129,551	21,125
*	Tyler Technologies Inc.	95,855	20,985
*,^	Acacia Communications Inc.	736,107	20,721
*	Stamps.com Inc.	87,510	19,930
	Cognex Corp.	420,370	19,442
*	PTC Inc.	235,300	19,377
*	RingCentral Inc. Class A	286,022	19,178
*	RealPage Inc.	342,673	18,333
	Booz Allen Hamilton Holding Corp. Class A	460,117	18,234
*,^	Inphi Corp.	637,410	18,217
*	Imperva Inc.	406,560	18,194
	Alliance Data Systems Corp.	86,570	17,578
*,^	ANGI Homeservices Inc. Class A	1,314,943	17,568
*	Qualys Inc.	224,918	17,307
*	Zebra Technologies Corp.	127,905	17,245
*,^	Match Group Inc.	365,080	17,203
*	Shopify Inc.	128,721	17,201
*	Presidio Inc.	1,107,031	16,960
*	Nutanix Inc.	327,372	16,562
	j2 Global Inc.	207,040	16,435
*	Silicon Laboratories Inc.	168,799	15,681
	National Instruments Corp.	380,922	15,576
*	Q2 Holdings Inc.	312,751	15,403

7

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
*	Splunk Inc.	149,842	15,381
*	Five9 Inc.	518,844	15,238
*	Electronic Arts Inc.	128,026	15,104
*	Gartner Inc.	120,007	14,556
*	Palo Alto Networks Inc.	74,950	14,429
*	Pure Storage Inc. Class A	690,505	13,969
*,^	Stratasys Ltd.	719,533	13,793
*	ChannelAdvisor Corp.	1,019,143	13,555
*	Integrated Device Technology Inc.	484,475	13,483
*	Manhattan Associates Inc.	313,004	13,478
	LogMeIn Inc.	121,757	13,418
*	Varonis Systems Inc.	196,996	12,874
*	Coherent Inc.	75,200	12,650
*	IAC/InterActiveCorp	77,244	12,524
*	DocuSign Inc.	314,913	12,165
*	8x8 Inc.	588,129	11,910
*,^	Unisys Corp.	941,965	10,550
*	Carbonite Inc.	315,702	9,818
*	Extreme Networks Inc.	903,504	9,667
*,^	3D Systems Corp.	925,787	9,295
	SYNNEX Corp.	86,818	8,697
*	Workiva Inc.	384,907	8,660
*	PROS Holdings Inc.	291,079	8,593
*	Arista Networks Inc.	31,867	8,430
*	KEMET Corp.	464,331	7,996
*	Hortonworks Inc.	455,046	7,704
*	SMART Global Holdings Inc.	193,201	7,564
	TTEC Holdings Inc.	230,252	7,368
*	Ultra Clean Holdings Inc.	415,738	7,280
*	Amkor Technology Inc.	853,781	7,069
*	Lumentum Holdings Inc.	136,959	6,910
*	A10 Networks Inc.	1,071,086	6,534
*	Microsemi Corp.	97,789	6,326
*	ePlus Inc.	75,253	6,009
*	Control4 Corp.	281,802	5,873
*	Axcelis Technologies Inc.	237,683	5,229
*	Glu Mobile Inc.	1,177,332	5,157
	MKS Instruments Inc.	50,059	5,126
*	Care.com Inc.	327,230	5,105
*	Sykes Enterprises Inc.	158,207	4,550
*	Blucora Inc.	147,532	3,836
	Pivotal Software Inc. Class A	196,200	3,539
	CSG Systems International Inc.	76,909	3,291
*,3	Dropbox Inc. Class A	118,921	3,223
	Travelport Worldwide Ltd.	181,306	3,108
	Hackett Group Inc.	187,611	3,041
*	NCR Corp.	77,230	2,376
*	Virtusa Corp.	44,265	2,131
*	Web.com Group Inc.	107,175	1,993
*	Apptio Inc. Class A	62,591	1,847
	Versum Materials Inc.	51,801	1,822
*	TTM Technologies Inc.	127,834	1,782
	InterDigital Inc.	22,973	1,710
*	Xcerra Corp.	128,545	1,553
*	Brightcove Inc.	159,877	1,543
*	Avid Technology Inc.	321,377	1,440
	Plantronics Inc.	22,064	1,437
*	Box Inc.	54,933	1,256
*	OSI Systems Inc.	17,524	1,122
	Blackbaud Inc.	10,113	1,061
*	Itron Inc.	16,099	1,053
*	Diodes Inc.	36,763	1,050
			3,262,258

8

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2018

			Market
			Value
		Shares	($000)
Materials (4.5%)
	Carpenter Technology Corp.	1,347,430	71,764
	Orion Engineered Carbons SA	2,347,015	62,900
*	Ferro Corp.	2,681,213	59,013
	Smurfit Kappa Group plc	1,215,089	51,475
	Methanex Corp.	835,813	50,483
*	Berry Global Group Inc.	858,723	47,230
	Minerals Technologies Inc.	566,930	39,147
	PolyOne Corp.	920,152	38,508
*	Summit Materials Inc. Class A	1,069,609	30,099
	Graphic Packaging Holding Co.	1,475,456	21,099
	Chemours Co.	351,391	17,011
	Louisiana-Pacific Corp.	576,973	16,346
	Huntsman Corp.	485,624	14,457
	Balchem Corp.	162,824	14,368
	Westlake Chemical Corp.	130,169	13,924
*	Koppers Holdings Inc.	256,811	11,248
	Packaging Corp. of America	83,663	9,679
	Kronos Worldwide Inc.	384,306	8,854
	Rayonier Advanced Materials Inc.	410,111	8,776
	Greif Inc. Class A	118,602	6,941
	Boise Cascade Co.	163,054	6,783
*	Owens-Illinois Inc.	275,310	5,597
*	AdvanSix Inc.	140,351	5,027
	Albemarle Corp.	44,453	4,310
*	Ingevity Corp.	44,837	3,445
*	Kraton Corp.	25,428	1,161
*	Ferroglobe plc	25,000	283
			619,928
Other (1.4%)
4	Vanguard Small-Cap ETF	900,910	132,857
^,4	Vanguard Small-Cap Growth ETF	384,700	63,233
*,5	Dyax Corp. CVR Exp. 12/31/2019	134,316	268
			196,358
Real Estate (3.4%)
*	SBA Communications Corp. Class A	448,184	71,812
	Jones Lang LaSalle Inc.	346,380	58,715
	LaSalle Hotel Properties	1,782,520	52,709
	Life Storage Inc.	587,227	51,934
	Douglas Emmett Inc.	1,312,511	48,917
	PS Business Parks Inc.	423,480	48,819
*	Five Point Holdings LLC Class A	2,956,816	39,326
	National Storage Affiliates Trust	797,019	20,978
	Ryman Hospitality Properties Inc.	187,923	14,729
	CoreSite Realty Corp.	128,661	13,394
	CubeSmart	452,763	13,329
	PotlatchDeltic Corp.	148,824	7,717
	National Health Investors Inc.	110,495	7,543
	Gaming and Leisure Properties Inc.	219,020	7,506
	First Industrial Realty Trust Inc.	236,381	7,354
	EastGroup Properties Inc.	32,198	2,891
	RMR Group Inc. Class A	17,408	1,295
	Lamar Advertising Co. Class A	14,654	934
	HFF Inc. Class A	24,053	845
			470,747
Telecommunication Services (0.5%)
*	Vonage Holdings Corp.	4,671,071	52,223
*	Boingo Wireless Inc.	544,539	12,775
	Shenandoah Telecommunications Co.	33,064	1,248
			66,246
Utilities (0.5%)
	Pattern Energy Group Inc. Class A	2,284,695	41,536
^	8Point3 Energy Partners LP Class A	1,728,749	20,918

9

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2018

					Market
					Value
				Shares	($000)
	NRG Energy Inc.			346,454	10,740

					73,194
Total Common Stocks (Cost $10,384,312)					13,384,420

		Coupon
Temporary Cash Investments (5.7%)[1]
Money Market Fund (5.2%)
6,7	Vanguard Market Liquidity Fund	1.886%		7,144,632	714,463

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.4%)
	Deutsche Bank Securities, Inc.	1.730%	5/1/18	60,800	60,800
	(Dated 4/30/18, Repurchase
	Value $60,803,000, collateralized
	by U.S. Treasury Note/Bond 3.750%,
	8/15/41, with a value of $62,016,000)

U.S. Government and Agency Obligations (0.1%)
	United States Treasury Bill	1.461%	5/3/18	200	200
8	United States Treasury Bill	1.404%-1.429%	5/24/18	8,100	8,092
8	United States Treasury Bill	1.422%-1.446%	5/31/18	5,100	5,093
	United States Treasury Bill	1.941%	9/27/18	200	199
	United States Treasury Bill	1.946%	10/4/18	500	496
8	United States Treasury Bill	1.934%	10/11/18	300	297

					14,377
Total Temporary Cash Investments (Cost $789,579)					789,640
Total Investments (101.9%) (Cost $11,173,891)					14,174,060
Other Assets and Liabilities—Net (-1.9%)[7,8]					(269,560)
Net Assets (100%)					13,904,500

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $251,285,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.4% and 3.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Restricted security totaling representing 0.0% of net assets. See Restricted Security table for additional information.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Certain of the fund’s securities are valued using significant unobservable inputs.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $261,176,000 of collateral received for securities on loan.
8 Securities with a value of $13,482,000 and cash of $26,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.

10

This page intentionally left blank.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA242 062018

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: June 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: June 14, 2018

VANGUARD EXPLORER FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 14, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018; see file Number 33-32216,
Incorporated by Reference.